United
                    Asset Strategy
                    Fund, Inc.

                    ANNUAL
                    REPORT
                    --------------------------------------------
                    For the fiscal year ended September 30, 1996

FUND MANAGER'S LETTER
-----------------------------------------------------------------
SEPTEMBER 30, 1996


Dear Shareholder:

     This report relates to the operation of United Asset Strategy Fund, Inc. for the fiscal year ended September 30, 1996. The discussion, graphs and tables contained in this report will provide you with information regarding the Fund's performance during that period.

     The past fiscal year was characterized by moderate economic growth, relatively low inflation and slowing growth rates for domestic corporate earnings. Interest rates experienced substantial volatility during the past fiscal year. Various economic indicators displayed conflicting signs of both strength and weakness in the U.S. economy, creating uncertainty in the domestic financial markets. Internationally, despite low interest rates, economic growth in Japan and Europe remained modest and unemployment continued to plague many European countries.

     The Fund maintained a widely diversified allocation of investments during the past fiscal year. We focused on preservation of capital and the prudent selection of stocks that represented good value to the Fund, but possessed modest risk of depreciating in value. Unfortunately, lower risk value-oriented stocks experienced disappointing performance in the financial market environment that prevailed during much of the past fiscal year.

     The strategies and techniques we applied resulted in an overall underperformance by the Fund as compared to the indexes charted on the following page. Those indexes reflect the performance of securities that generally represent the stock market (the S&P 500 Index), one-month certificates of deposit (Salomon Brothers Short-Term Index for 1 Month Certificates of Deposit), the bond market (the Lehman Brothers Aggregate Bond Index) and the universe of portfolios with similar investment objectives (the Lipper Flexible Portfolio Universe Average). A variety of indexes is presented because the Fund invests in stocks, bonds and other instruments.

     We expect that U.S. economic growth may experience a slowdown relative to recent years. Given these anticipated economic conditions, the Fund intends to continue focusing on investments in companies with highly assured earnings prospects. As the next fiscal year begins, we anticipate maintaining a relatively low exposure to U.S. stocks, which appear to be generally overvalued, and focusing instead on investments in international stocks, U.S. government bonds, U.S. industrial bonds and high quality short-term securities.

     Thank you for your continued confidence.


Respectfully,
James D. Wineland
Manager, United Asset Strategy Fund

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                       UNITED ASSET STRATEGY FUND, INC.,
                               THE S&P 500 INDEX,
                   THE LEHMAN BROTHERS AGGREGATE BOND INDEX,
   THE SALOMON BROTHERS SHORT-TERM INDEX FOR 1 MONTH CERTIFICATES OF DEPOSIT,
               AND THE LIPPER FLEXIBLE PORTFOLIO UNIVERSE AVERAGE
                                             Salomon
                                            Brothers
                      United        LehmanShort-Term    Lipper
                      Asset       Brothers     Index  Flexible
                      StrategyS&PAggregatefor 1 monthPortfolio
                      Fund,  500      BondCertificatesUniverse
                      Inc. Index     Indexof Deposit   Average
                      ------------------------------------------------
      4/1/95   Purchase    9,425    10,000    10,000    10,000   10,000
     9/30/95          10,27111,825  10,818    10,301    11,321
     9/30/96          10,22114,230  11,346    10,883    12,702

   ==== United Asset Strategy Fund(1)(2) -- $10,221
   ++++ S&P 500 Index (1) -- $14,230
   **** Lehman Brothers Aggregate Bond Index (1) --  $11,346
   *--*--Salomon Brothers Short-Term Index for 1 Month Certificates of Deposit
(1)--  $10,883
   ---- Lipper Flexible Portfolio Universe Average (1) -- $12,702

  (1)Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the S&P 500 Index (including income), Lehman Brothers Aggregate Bond Index, Salomon Brothers Short-Term Index for One Month Certificates of Deposit and Lipper Flexible Portfolio Universe Average are not available, the investments in the Fund, Indexes and Lipper Universe were effected as of March 31, 1995.
  (2)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund.

         Annual Average Total Return *
                    Class A**  Class Y
         -----------------------------

Year Ended
   9/30/96          -6.21%     -0.21%
1+ Years Ended
   9/30/96***        1.67%       N/A
Life of Class Y**** N/A         -0.02%

   *Total return for the Class Y shares may be greater than that of the Class A shares because the Fund's Class Y shares are not subject to a sales load or 12b-1 fees.
  **Performance data quoted represents past performance and is based on deduction of a 5.75% sales load on the initial purchase in each of the two periods. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
 ***3/9/95 (inception) through 9/30/96.
****9/27/95 (the date on which Fund Class Y shares were first acquired by shareholders) through 9/30/96.

Past performance is not predictive of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY
--------------------------------------------------------------
United Asset Strategy Fund, Inc.

PORTFOLIO STRATEGY:
Stocks 40%                 OBJECTIVE:   High total return with
(can range from 10-60%)                 reduced risk over the
                                        long-term.
Bonds 40%
(can range from 20-60%)     STRATEGY:   Invests in stocks, bonds
                                        and short-term
Short-Term Instruments 20%              instruments, both in the
(can range from 0-70%)                  United States and abroad, which are
                                        allocated in a mix that varies based on
                                        the current outlook for the different
                                        markets.  (May purchase securities
                                        subject to repurchase agreements.  May
                                        invest in certain options, futures and
                                        other hedging techniques.)

                                        The use of cash reserves (often invested in money market securities) for defensive purposes is a strategy that may be utilized by the Asset Strategy Fund from time to time.

                                        Moving into cash reserve positions at
                                        times thought to be near a major stock
                                        market peak allows the Fund the
                                        opportunity to capture profits and
                                        attempts to cushion the impact of market declines. The added flexibility provided by our CASH RESERVES STRATEGY has from time to time been an important element in our past success and, when deemed appropriate, may be used in the management of the portfolio in the future.

                             FOUNDED:   1995

        SCHEDULED DIVIDEND FREQUENCY:   QUARTERLY
                                        (MARCH, JUNE, SEPTEMBER, DECEMBER)

PERFORMANCE SUMMARY -- Class A Shares

          PER SHARE DATA
For the Fiscal Year Ended September 30, 1996
-------------------------------------------
DIVIDENDS PAID                  $0.15
                               ======
CAPITAL GAINS DISTRIBUTION      $0.01
                               ======

NET ASSET VALUE ON
   9/30/96    $5.24 adjusted to:$5.25 (A)
   9/30/95                       5.42
                                -----
CHANGE PER SHARE               $(0.17)
                                =====

(A)This number includes the capital gains distribution of $0.01 paid in December 1995 added to the actual net asset value on September 30, 1996.

Past performance is not necessarily indicative of future results.


                              TOTAL RETURN HISTORY

                                            Average Annual Total Return
                                            ---------------------------
                                                With         Without
Period                                      Sales Load**  Sales Load***
------                                      -----------    ------------
1-year period ended 9-30-96                     -6.21%         -0.49%
Period from 3-9-95*
 through 9-30-96                                 1.67%          5.59%

   *Initial public offering of the Fund.
  **Performance data quoted represents past performance and is based on deduction of 5.75% sales load on the initial purchase in each of the two periods.
 ***Performance data quoted in this column represents past performance without taking into account the sales load deducted on an initial purchase.


Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

On September 30, 1996, the Fund had net assets totaling $32,158,160 invested in a diversified portfolio of:

   33.35%   Common Stocks
   29.05%   Cash and Cash Equivalents
   19.98%   United States Government Securities
   17.62%   Corporate Debt Securities


As a shareholder of United Asset Strategy Fund, Inc., for every $100 you had invested on September 30, 1996, your Fund owned:

  $33.35    Common Stocks
   29.05    Cash and Cash Equivalents
   19.98    United States Government Securities
   17.62    Corporate Debt Securities

THE INVESTMENTS OF
UNITED ASSET STRATEGY FUND, INC.
SEPTEMBER 30, 1996

                                              Shares        Value

COMMON STOCKS
Business Services - 5.79%
 Broderbund Software, Inc.*  .............    40,000   $  1,150,000
 Maxis, Inc.*  ...........................    50,000        712,500
   Total .................................                1,862,500

Chemicals and Allied Products - 5.19%
 Genentech, Inc.*  .......................     3,500        185,063
 IMC Global, Inc.  .......................    17,500        684,687
 Nalco Chemical Company  .................    22,000        797,500
   Total .................................                1,667,250

Communication - 4.49%
 Nokia Corporation, Series A, ADS  .......    17,500        774,375
 360 Communications Company*  ............    28,500        669,750
   Total .................................                1,444,125

Electronic and Other Electric Equipment - 3.18%
 QUALCOMM Incorporated*  .................    24,000      1,023,000

Food and Kindred Products - 4.36%
 Seagram Company Ltd. (The)  .............    20,000        747,500
 Whitbread and Company, Public
   Limited Company (A) ...................    60,000        655,933
   Total .................................                1,403,433

Heavy Construction, Excluding Building - 2.01%
 Koninklijke Boskalis Westminster N.V. (A)    33,150        646,735

Holding and Other Investment Offices - 3.67%
 Grupo Financiero Banamex Accival,
   S.A. de C.V., B, CPO shares (#) (A)* ..   310,000        669,715
 Grupo Financiero Banamex Accival,
   S.A. de C.V., L (#) (A)* ..............     9,300         18,982
 LTC Properties, Inc.  ...................    30,000        491,250
   Total .................................                1,179,947

Oil and Gas Extraction - 2.01%
 Enron Oil & Gas Company  ................    26,000        646,750

Petroleum and Coal Products - 2.65%
 Kerr-McGee Corporation  .................    14,000        852,250

TOTAL COMMON STOCKS - 33.35%                            $10,725,990
 (Cost: $10,511,383)


                See Notes to Schedule of Investments on page 9.

THE INVESTMENTS OF
UNITED ASSET STRATEGY FUND, INC.
SEPTEMBER 30, 1996

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES
Amusement and Recreation Services - 2.85%
 Trump Atlantic City Associates,
   11.25%, 5-1-2006 ......................    $  930    $   916,050

Communication - 6.20%
 MFS Communications Company, Inc.,
   0.0%, 1-15-2006 (B) ...................     1,500      1,050,000
 Viacom International, Inc.,
   9.125%, 8-15-99 .......................       925        945,813
   Total .................................                1,995,813

Electronic and Other Electric Equipment - 2.28%
 VLSI Technology, Inc., Convertible,
   8.25%, 10-1-2005 ......................       800        733,504

Instruments and Related Products - 0.16%
 Mark IV Industries, Inc.,
   8.75%, 4-1-2003 .......................        50         51,000

Paper and Allied Products - 3.96%
 Buckeye Cellulose Corporation:
   8.5%, 12-15-2005 ......................     1,000        972,500
   9.25%, 9-15-2008 ......................       300        300,000
   Total .................................                1,272,500

Security and Commodity Brokers - 2.17%
 Salomon Inc.,
   7.625%, 5-15-99 (Exchangeable) ........       650        698,450

TOTAL CORPORATE DEBT SECURITIES - 17.62%                $ 5,667,317
 (Cost: $5,719,690)

UNITED STATES GOVERNMENT SECURITIES
 United States Treasury:
   6.875%, 2-28-97 .......................       270        271,604
   6.125%, 5-31-97 .......................     2,000      2,005,940
   7.25%, 2-15-98 ........................       270        274,387
   7.125%, 2-29-2000 .....................       270        276,242
   7.5%, 2-15-2005 .......................       270        284,132
   9.125%, 5-15-2018 .....................     2,700      3,312,549

TOTAL UNITED STATES GOVERNMENT
 SECURITIES - 19.98%                                    $ 6,424,854
 (Cost: $6,417,150)


                See Notes to Schedule of Investments on page 9.

THE INVESTMENTS OF
UNITED ASSET STRATEGY FUND, INC.
MARCH 31, 1996

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES
Commercial Paper
 Auto Repair, Services and Parking - 3.35%
 PHH Corp.,
   5.33%, 10-15-96 .......................     1,080    1,077,761

 Depository Institutions - 6.88%
 Svenska Handelsbanken,
   5.5%, 10-18-96 ........................     1,400    1,396,364
 U.S. Bancorp,
   Master Note ...........................       816      816,000
   Total .................................              2,212,364

 Electric, Gas and Sanitary Services - 4.34%
 Questar Corp.,
   5.39%, 10-24-96 .......................     1,400    1,395,179

 Food and Kindred Products - 4.49%
 General Mills, Inc.,
   Master Note ...........................     1,445    1,445,000

 Personal Services - 1.98%
 Block Financial Corp.,
   5.35%, 11-14-96 .......................       640      635,815

 Wholesale Trade - Nondurable Goods - 4.50%
 Sara Lee Corporation,
   Master Note ...........................     1,446    1,446,000

Total Commercial Paper - 25.54%                         8,212,119

Commercial Paper (backed by irrevocable
 bank letter of credit) - 3.62%
 Stone, Clay and Glass Products
 Cemex S.A. (Credit Suisse),
   5.37%, 10-8-96 ........................     1,165    1,163,784

TOTAL SHORT-TERM SECURITIES - 29.16%                   $9,375,903
 (Cost: $9,375,903)

TOTAL INVESTMENT SECURITIES - 100.11%                 $32,194,064
 (Cost: $32,024,126)

LIABILITIES, NET OF
 CASH AND OTHER ASSETS - (0.11%)                          (35,904)

NET ASSETS - 100.00%                                  $32,158,160


                See Notes to Schedule of Investments on page 9.

THE INVESTMENTS OF
UNITED ASSET STRATEGY FUND, INC.
SEPTEMBER 30, 1996


Notes to Schedule of Investments
 *No income dividends were paid during the preceding 12 months.
 (A) Listed on an exchange outside the United States.
 (B) The security does not bear interest for an initial period of time and subsequently becomes interest bearing.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 4 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED ASSET STRATEGY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1996

Assets
 Investment securities -- at value
   (Notes 1 and 4) .................................    $32,194,064
 Cash   ............................................         17,907
 Receivables:
   Dividends and interest ..........................        295,961
   Fund shares sold ................................         91,825
 Unamortized organization expenses (Note 2)  .......         34,671
 Prepaid insurance premium  ........................          1,080
                                                        -----------
    Total assets  ..................................     32,635,508
                                                        -----------
Liabilities
 Payable for investment securities purchased  ......        235,996
 Payable for Fund shares redeemed  .................        182,294
 Organization expenses payable  ....................         34,671
 Accrued service fee  ..............................         10,900
 Accrued transfer agency and dividend
   disbursing ......................................          8,748
 Accrued accounting services fee  ..................          1,667
 Other liabilities  ................................          3,072
                                                        -----------
    Total liabilities  .............................        477,348
                                                        -----------
      Total net assets .............................    $32,158,160
                                                        ===========

Net Assets
 $0.01 par value capital stock
   Capital stock ...................................    $    61,370
   Additional paid-in capital ......................     32,184,182
 Accumulated undistributed income:
   Accumulated undistributed net investment
    income .........................................         95,096
   Accumulated undistributed net realized loss on
    investment transactions   ......................       (352,426)
   Net unrealized appreciation in value of
    investments at end of period ...................        169,938
                                                        -----------
    Net assets applicable to outstanding
     units of capital  .............................    $32,158,160
                                                        ===========
Net asset value per share (net assets divided
 by shares outstanding)
 Class A  ..........................................          $5.24
 Class Y  ..........................................          $5.24
Capital shares outstanding
 Class A  ..........................................      6,073,955
 Class Y  ..........................................         63,017
Capital shares authorized ..........................  1,000,000,000


                   See notes to financial statements.

UNITED ASSET STRATEGY FUND, INC.
STATEMENT OF OPERATIONS
For the Fiscal Year Ended SEPTEMBER 30, 1996

Investment Income
 Income:
   Interest ........................................    $1,298,720
   Dividends .......................................       126,814
                                                        ----------
    Total income  ..................................     1,425,534
                                                        ----------
 Expenses (Notes 2 and 3):
   Investment management fee .......................       218,333
   Transfer agency and dividend disbursing - Class A        90,326
   Registration fees ...............................        64,802
   Service fee - Class A ...........................        56,568
   Accounting services fee .........................        19,167
   Audit fees ......................................        10,026
   Amortization of organization expenses ...........         9,906
   Custodian fees ..................................         5,487
   Legal fees ......................................         4,785
   Shareholder servicing - Class Y .................           346
   Other ...........................................        39,251
                                                        ----------
    Total expenses  ................................       518,997
                                                        ----------
      Net investment income ........................       906,537
                                                        ----------
Realized and Unrealized Loss on Investments
 Realized net loss on securities  ..................      (351,313)
 Realized net loss on foreign currency
   transactions ....................................        (4,247)
                                                        ----------
   Realized net loss on investments ................      (355,560)
 Unrealized depreciation in value of investments
   during the period ...............................      (618,911)
                                                        ----------
    Net loss on investments  .......................      (974,471)
                                                        ----------
      Net decrease in net assets resulting
       from operations  ............................   $(   67,934)
                                                        ==========


                       See notes to financial statements.

UNITED ASSET STRATEGY FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS         For the fiscal year
                                            ended September 30,
                                      -----------------------------
                                             1996        1995
Increase in Net Assets                --------------   ------------
 Operations:
   Net investment income ............    $   906,537    $   222,045
   Realized net gain (loss) on
    investments  ....................       (355,560)        26,268
   Unrealized appreciation
    (depreciation)  .................       (618,911)       788,849
                                         -----------    -----------
    Net increase (decrease) in net assets
      resulting from operations .....        (67,934)     1,037,162
                                         -----------    -----------
 Dividends to shareholders:*
   From net investment income
    Class A  ........................       (867,732)      (154,855)
    Class Y  ........................         (6,712)           ---
   In excess of realized gains on securities transactions
    Class A  ........................        (27,304)           ---
    Class Y  ........................            (17)           ---
                                         -----------    -----------
                                            (901,765)      (154,855)
                                         -----------    -----------
 Capital share transactions:
   Proceeds from sale of shares:
    Class A (3,452,074 and 4,404,105
      shares, respectively) .........     18,415,374     22,935,757
    Class Y (69,480 and 629
      shares, respectively) .........        370,529          3,431
   Proceeds from reinvestment of dividends
    and/or capital gains distribution:
    Class A (170,139 and 28,710
      shares, respectively) .........        892,867        154,505
    Class Y (1,281 and 0
      shares, respectively) .........          6,728            ---
   Payments for shares redeemed:
    Class A (1,656,072 and 345,001
      shares, respectively) .........     (8,764,002)    (1,825,037)
    Class Y (8,373 and 0
      shares, respectively) .........        (44,600)           ---
                                         -----------    -----------
    Net increase in net assets
      resulting from capital
      share transactions ............     10,876,896     21,268,656
                                         -----------    -----------
      Total increase ................      9,907,197     22,150,963
Net Assets
 Beginning of period  ...............     22,250,963        100,000
                                         -----------    -----------
 End of period, including undistributed
   net investment income of $95,096
   and $67,250, respectively ........    $32,158,160    $22,250,963
                                         ===========    ===========
                 *See "Financial Highlights" on pages 13 - 14.
                       See notes to financial statements.

UNITED ASSET STRATEGY FUND, INC.
FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:
                                           For the
                                For         period
                           the fiscal         from
                               year         3/9/95
                              ended        through
                            9/30/96       9/30/95*
                            -------        -------
Net asset value,
 beginning of period          $5.42          $5.00
                              -----          -----
Income from investment operations:
 Net investment
   income ..........           0.15           0.07
 Net realized and
   unrealized gain (loss)
   on investments...          (0.17)          0.40
                              -----          -----
Total from investment
 operations ........          (0.02)          0.47
                              -----          -----
Less distributions:
 Dividends from net
   investment income          (0.15)         (0.05)
 Distribution from
   capital gains....          (0.01)         (0.00)
                              -----          -----
Total distributions.          (0.16)         (0.05)
                              -----          -----
Net asset value,
 end of period .....          $5.24          $5.42
                              =====          =====
Total return** .....          -0.49%          9.42%
Net assets, end of period
 (000 omitted)  ....        $31,828        $22,248
Ratio of expenses to
 average net assets            1.68%          1.64%
Ratio of net investment
 income to average net
 assets ............           2.93%          3.71%
Portfolio
 turnover rate .....          91.06%          9.32%
Average commission
 rate paid .........          $0.0440
   *The Fund's inception date is August 25, 1994; however, since the Fund did not have investment activity or incur expenses prior to the date of public offering, the per share information is for a capital share outstanding for the period from March 9, 1995 (initial public offering) through September 30, 1995. Ratios have been annualized.
  **Total return calculated without taking into account the sales load deducted on an initial purchase.
                       See notes to financial statements.

UNITED ASSET STRATEGY FUND, INC.
FINANCIAL HIGHLIGHTS
Class Y Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:
                    For the        For the
                     fiscal         period
                       year        from 9/27/95
                      ended        through
                    9/30/96        9/30/95*
                   --------        --------
Net asset value,
 beginning of period  $5.42          $5.41
                      -----          -----
Income from investment
 operations:
 Net investment
   income ..........   0.16           0.00
 Net realized and
   unrealized gain
   (loss) on
   investments......  (0.17)          0.01
                      -----          -----
Total from investment
 operations ........  (0.01)          0.01
                      -----          -----
Less distributions:
 Dividends from net
   investment
   income...........  (0.16)         (0.00)
 Distribution from
   capital gains....  (0.01)         (0.00)
                      -----          -----
Total distributions.  (0.17)         (0.00)
                      -----          -----
Net asset value,
 end of period .....  $5.24          $5.42
                      =====          =====
Total return .......  -0.21%          0.18%
Net assets, end of
 period (000
 omitted)  .........   $330             $3
Ratio of expenses
 to average net
 assets ............   1.29%          0.00%
Ratio of net
 investment income
 to average net
 assets ............   3.43%          0.00%
Portfolio
 turnover rate .....  91.06%          9.32%**
Average commission
 rate paid .........  $0.0440
  *On September 12, 1995, the Fund began offering Class Y shares to the public.
   Fund shares outstanding prior to that date were designated Class A shares. **Annualized.
                       See notes to financial statements.

UNITED ASSET STRATEGY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1996

NOTE 1 -- Significant Accounting Policies

     United Asset Strategy Fund, Inc. (the "Fund") is registered under the In-vestment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide a high total return with reduced risk over the long term through investments in stocks, bonds and short-term instruments. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using Nasdaq (National Association of Securities Dealers Automated Quotations System) which provides information on bid and asked or closing prices quoted by major dealers in such stocks. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 4 -- Investment Security Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 5 -- Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the record date. Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryforwards. At September 30, 1996, $4,247 was reclassified between accumulated undistributed net investment income and accumulated undistributed net realized gain on investment transactions.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Organization

     The Fund, a Maryland corporation, was organized on August 25, 1994 and was inactive (except for matters relating to its organization and registration as an investment company under the Investment Company Act of 1940 and the registration of its shares under the Securities Act of 1933) until March 9, 1995 (the date of the initial public offering.)

     On February 23, 1995, Waddell & Reed, Inc. ("W&R") purchased for investment 20,000 shares of the Fund at their net asset value of $5.00 per share.

     The Fund's organizational expenses in the amount of $49,530 were advanced to the Fund by W&R and are an obligation to be paid by it. These expenses are being amortized and are payable evenly over 60 months following the date of the
initial public offering.   In the event that all or a part of W&R's initial
investment in the Fund's shares is redeemed prior to the full reimbursement of these organizational expenses, the Fund's obligation to make further reimbursement will cease.

NOTE 3 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .30% of net assets and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately $14.7 billion of combined net assets at September 30, 1996) at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and .36% of that amount over $12 billion. The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and W&R, Waddell & Reed Investment Management Company ("WRIMCO"), a wholly-owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly-owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                   Average
                Net Asset Level          Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 10,000
           From $   25 to $   50          $ 20,000
           From $   50 to $  100          $ 30,000
           From $  100 to $  200          $ 40,000
           From $  200 to $  350          $ 50,000
           From $  350 to $  550          $ 60,000
           From $  550 to $  750          $ 70,000
           From $  750 to $1,000          $ 85,000
                $1,000 and Over           $100,000

     For Class A shares, the Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month ($1.0208 per account prior to April 1, 1996), plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of .15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received direct and indirect gross sales commissions for Class A shares (which are not an expense of the Fund) of $717,578, out of which W&R paid sales commissions of $406,918 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a fee to W&R in an amount not to exceed .25% of the Fund's average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     The Fund paid Directors' fees of $593.

     W&R is an indirect subsidiary of Torchmark Corporation, a holding company, and United Investors Management Company, a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 4 -- Investment Security Transactions

     Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $27,130,667 while proceeds from maturities and sales aggregated $19,820,974. Purchases of short-term securities aggregated $97,393,810 while proceeds from maturities and sales aggregated $93,737,973. There were no purchases or sales of U.S. Government securities during the period ended September 30, 1996.

     For Federal income tax purposes, cost of investments owned at September 30, 1996 was $32,024,126, resulting in net unrealized appreciation of $169,938, of which $720,611 related to appreciated securities and $550,673 related to depreciated securities.

NOTE 5 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund incurred capital losses of $12,518 during its fiscal year ended September 30, 1996, which are available to offset future realized capital gain net income for Federal income tax purposes through September 30, 2004.

     Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses incurred between each November 1 and the end of its next fiscal year ("post-October losses"). From November 1, 1995 through September 30, 1996, the Fund incurred net capital losses of $338,796 which have been deferred to the fiscal year ending September 30, 1997.

NOTE 6 -- Multiclass Operations

     On September 12, 1995, the Fund was authorized to offer investors a choice of two classes of shares, Class A and Class Y, each of which has equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases; they are not subject to a Rule 12b-1 Service Plan and have a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of either class are offered is contained in the prospectus and the Statement of Additional Information for the Fund.

     Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of United Asset Strategy Fund, Inc.


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of United Asset Strategy Fund, Inc. (the "Fund") at September 30, 1996, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP
Kansas City, Missouri
November 8, 1996

INCOME TAX INFORMATION

The amounts of the distributions below, multiplied by the number of shares owned by you on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which they were received or reinvested.


                       PER-SHARE AMOUNTS REPORTABLE AS:
                  -----------------------------------------------
                  For Individuals        For Corporations
                  ----------------- -----------------------------
Record           Ordinary Long-Term                Non- Long-Term
 Date     Total  IncomeCapital GainQualifyingQualifyingCapital Gain
--------- -----  ---------------------------------------------------
                                    Class A
12-15-95 $0.052   $0.0520      $---   $0.0099   $0.0421      $---
 3-15-96  0.030     .0300       ---     .0025     .0275       ---
 6-14-96  0.030     .0300       ---     .0025     .0275       ---
 9-13-96  0.040     .0400       ---     .0034     .0366       ---
        -------   -------   -------   -------   -------   -------
Total    $0.152   $0.1520      $---   $0.0183   $0.1337      $---
        =======   =======   =======   =======   =======   =======
                                    Class Y
12-15-95 $0.054   $0.0540      $---   $0.0103   $0.0437      $---
 3-15-96  0.034     .0340       ---     .0029     .0311       ---
 6-14-96  0.034     .0340       ---     .0029     .0311       ---
 9-13-96  0.045     .0450       ---     .0038     .0412       ---
        -------   -------   -------   -------   -------   -------
Total    $0.167   $0.1670      $---   $0.0199   $0.1471      $---
        =======   =======   =======   =======   =======   =======


CORPORATION DEDUCTIONS -- Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

DIRECTORS

Ronald K. Richey, Birmingham, Alabama, Chairman of the Board
Henry L. Bellmon, Red Rock, Oklahoma
Dodds I. Buchanan, Boulder, Colorado
Jay B. Dillingham, Kansas City, Missouri
Linda Graves, Topeka, Kansas
John F. Hayes, Hutchinson, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Doyle Patterson, Kansas City, Missouri
William L. Rogers, Los Angeles, California
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Keith A. Tucker, Overland Park, Kansas
Frederick Vogel III, Milwaukee, Wisconsin
Paul S. Wise, Carefree, Arizona



OFFICERS

Keith A. Tucker, President
Robert L. Hechler, Vice President
Henry J. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer
Sharon K. Pappas, Vice President and Secretary
James D. Wineland, Vice President




This report is submitted for the general information of the shareholders of United Asset Strategy Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the United Asset Strategy Fund, Inc. current prospectus.




To all IRA Planholders:
As required by law, income tax will automatically be withheld from any distribution or withdrawal from an IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The United Group of Mutual Funds

United Cash Management, Inc.
United Government Securities Fund, Inc.
United Bond Fund
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United Continental Income Fund, Inc.
United Retirement Shares, Inc.
United Asset Strategy Fund, Inc.
United Income Fund
United Accumulative Fund
United Vanguard Fund, Inc.
United New Concepts Fund, Inc.
United Science and Technology Fund
United International Growth Fund, Inc.
United Gold & Government Fund, Inc.


















FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (913) 236-1303

Our INTERNET address is:
  http://www.waddell.com

NUR1017A(9-96)

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